SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Management has evaluated subsequent events through the filing of this Form 10-K, and determined that there have been no events that have occurred that would require adjustments to our disclosures in the consolidated financial statements except for the following:

Due to a variety of macroeconomic and bank-specific factors, there was a small number of large bank failures in the first quarter of 2023. These events created concerns among depositors, investors, and other bank stakeholders that the banking system could be subject to an overall drain on liquidity. The Company has no current direct investment in or contractual relationships with the institutions and expects no material impact related to these events on the Company’s operations or investments.